================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                   FORM 8-K/A
                                (Amendment No. 1)
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): March 8, 2000



                        HISPANIC TELEVISION NETWORK, INC.
               (Exact Name of Registrant as Specified in Charter)



             Delaware                     000-23105              75-2504551
   (State or Other Jurisdiction          (Commission            (IRS Employer
        of Incorporation)                File Number)        Identification No.)


    6125 Airport Freeway, Suite 200                                 76117
          Fort Worth, Texas                                        (Zip Code)
(Address of Principal Executive Offices)




       Registrant's telephone number, including area code: (817) 222-1234

================================================================================

Item 4.  Changes in Registrant's Certifying Accountant.

     On March 8, 2000, Registrant selected Ernst & Young LLP as its independent accountant and dismissed Jack F. Burke, Jr. as its independent accountant, as previously reported in Registrant's report on Form 8-K filed on March 15, 2000. Exhibit No. 16.1 filed herewith sets forth the letter of Jack F. Burke, Jr. to the commission stating Jack F. Burke, Jr. agrees with the statements made by Registrant in that report.

Item 7. Financial Statements and Exhibits

     (a) None

     (b) None

     (c) Exhibit

     Exhibit No.

     16.1     Letter of Jack F. Burke, Jr. Re Change in Certifying Accountant


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         HISPANIC TELEVISION NETWORK, INC.


Date: March 23, 2000                     By: /s/ Marco Camacho
                                         --------------------------------------
                                         Chief Executive Officer



                                  EXHIBIT INDEX

Exhibit No.                Description
------------               -----------
16.1                       Letter from Jack F. Burke, Jr.